Exhibit 24

                            POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gary E. Costley, William L. Trubeck and Frank W. Bonvino, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of 500,000 shares of Common Stock of International Multifoods Corporation pursuant to the 1997 Stock-Based Incentive Plan of International Multifoods Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of March, 1998, by the following persons:

Signature                  Title
---------                  -----


/s/ Gary E. Costley, Ph.D. Chairman of the Board, President
-------------------------   and Chief Executive Officer
Gary E. Costley, Ph.D.      (Principal Executive Officer)
                            and Director

/s/ William L. Trubeck     Senior Vice President - Finance
-------------------------   and Chief Financial Officer
William L. Trubeck          (Principal Financial Officer)

/s/ Dennis R. Johnson      Vice President and Controller
-------------------------   (Principal Accounting Officer)
Dennis R. Johnson

/s/ Claire L. Arnold       Director
-------------------------
Claire L. Arnold

/s/ James G. Fifield       Director
-------------------------
James G. Fifield


/s/ Robert M. Price        Director
-------------------------
Robert M. Price

/s/ Nicholas L. Reding     Director
-------------------------
Nicholas L. Reding

/s/ Jack D. Rehm           Director
-------------------------
Jack D. Rehm

/s/ Lois D. Rice           Director
-------------------------
Lois D. Rice

/s/ Richard K. Smucker     Director
-------------------------
Richard K. Smucker

/s/ Dolph W. von Arx       Director
-------------------------
Dolph W. von Arx